UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2006

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 8, 2006, we announced that our operating subsidiary, Digital Realty Trust, L.P., has commenced a private placement to qualified institutional buyers of $150 million (or $172.5 million if the initial purchasers’ over-allotment option is exercised in full) in aggregate principal amount of its exchangeable senior debentures due 2026 to be issued pursuant to Rule 144A under the Securities Act of 1933, as amended. For additional information concerning this private placement, refer to Exhibit 99.1 contained in this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated August 8, 2006 regarding the private placement of convertible subordinated debentures due 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2006

Digital Realty Trust, Inc.

By:	/s/ A. William Stein
A. William Stein Chief Financial Officer, Chief Investment Officer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 8, 2006 regarding the private placement of convertible subordinated debentures due 2026.